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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

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                                    FORM 8-K

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                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 11, 2004
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                          AMERICAN LAWYER MEDIA, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   333-50117                13-3980414
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(State or other jurisdiction of  (Commission File No.)       (IRS Employer
incorporation or organization)                            Identification No.)


                345 Park Avenue South, New York, New York   10010
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         (Address of principal executive offices, including zip code)


                                 (212) 779-9200
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              (Registrant's telephone number, including area code)


                                      None
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          (Former Name or Former Address if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

1.01 Entry into a Material Definitive Agreement

On August 11, 2004, American Lawyer Media, Inc. (the "Company"), a wholly owned subsidiary of American Lawyer Media Holdings, Inc. ("Holdings"), entered into the Fourth Amendment to Credit Agreement, dated as of May 1, 2002, among the Company and Holdings, as Credit Parties, The New York Law Publishing Company, a wholly owned subsidiary of the Company, as Borrower, the Lenders party thereto from time to time, and General Electric Capital Corporation, as Agent and Lender, as amended by the First Amendment to Credit Agreement, dated as of November 12, 2002, as further amended by the Second Amendment to Credit Agreement, dated as of February 27, 2003, and as further amended by the Third Amendment to Credit Agreement, dated as of December 16, 2003. Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Credit Agreement.

The Fourth Amendment to Credit Agreement, among other things, amends certain financial covenants made by Holdings and its subsidiaries, which amendments afford Holdings greater operating flexibility. Those amendments, among other things, revise Holdings' permitted Maximum Total Leverage Ratio, Minimum Interest Coverage Ratio and Minimum Fixed Charge Coverage Ratio.

Section 9 - Financial Statements and Exhibits

9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1  Fourth Amendment to Credit Agreement, dated August 11, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN LAWYER MEDIA, INC.
                                           (Registrant)


August 26, 2004                            By: /s/ Allison Hoffman
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                                           Allison Hoffman
                                           Vice President and General Counsel


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                                 EXHIBIT INDEX



  Exhibit No.     Exhibit Description
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  10.1            Fourth Amendment to Credit Agreement, dated August 11, 2004